Exhibit 10.27

AMENDATORY AGREEMENT

AMENDATORY AGREEMENT dated as of January 27, 2010, between NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation (“NPB”), NATIONAL PENN BANK, a national banking association (“Bank”), and DAVID B. KENNEDY (“Executive”).

BACKGROUND

1.   NPB, Bank and Executive entered into a certain Executive Agreement dated February 1, 2008 (the “Agreement”).

2.  NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

1.  Amendment.  The reference to 150% of Executive’s “Base Salary” contained in Section 2 of the Agreement is hereby changed to be a reference to 200% of Executive’s “Base Salary”.

2.  Ratification.  As amended hereby, the Agreement is hereby ratified, confirmed and approved.

3.  Governing Law.  This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President & CEO

NATIONAL PENN BANK

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President & CEO

Witness: /s/ Earl Houseknecht	/s/ David B. Kennedy
DAVID B. KENNEDY